UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2003

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois (State of Incorporation)	1-12936 (Commission File Number)	36-3228472 (I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

SIGNATURE
EXHIBIT INDEX
Press Release, dated October 31, 2003

INFORMATION TO BE INCLUDED IN THIS REPORT

Items 1 through 4, item 6 and items 8 through 12 are inapplicable and are omitted from this Report.

Item 5.  OTHER EVENTS

     Titan Europe to seek listing on London AIM exchange. See press release dated October 31, 2003.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Not applicable

     (b)    Not applicable

     (c)     Exhibits

99	Press release dated October 31, 2003 regarding Titan Europe to seek listing on London AIM exchange

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date: October 31, 2003	By: /s/ Kent W. Hackamack

Kent W. Hackamack
Vice President of Finance and Treasurer
(Principal Financial Officer and
Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated October 31, 2003 regarding Titan Europe to seek listing on London AIM exchange